SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 15, 2006

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of Sari M. Baldauf as a director of Hewlett-Packard Company (“HP”) at HP’s annual meeting of stockholders, the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws increasing the number of directors from ten (10) to eleven (11) effective as of March 15, 2006.

In addition, effective March 16, 2006, the Board of Directors of HP approved amendments to Section 5.1 and Section 5.2 of Article V of HP's Bylaws to authorize HP's Chief Executive Officer to designate one or more previously appointed or elected vice presidents as senior vice presidents.  Prior to the amendments, only the Board of Directors was authorized to designate previously appointed or elected vice presidents as senior vice presidents.

The amended and restated Bylaws of HP reflecting these amendments are filed as Exhibit 99.1 to this report.

Item 9.01                     Financial Statements and Exhibits

Exhibit Number	Description
99.1	Bylaws of Hewlett-Packard Company, as amended and restated (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

Date: March 17, 2006	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Bylaws of Hewlett-Packard Company, as amended and restated (filed herewith)